                                                                   Exhibit 10.36


                                   EXHIBIT A
                                   ---------

                             SHAREHOLDER AGREEMENT

          THIS SHAREHOLDER AGREEMENT (this "Agreement") is entered into as of
                                            ---------
May 16, 2001, by and among Credence Systems Corporation, a Delaware corporation ("Parent"), Iguana Acquisition Corporation, an Oregon corporation and wholly
  ------
owned subsidiary of Parent ("Merger Sub"), and the undersigned shareholder
                             ----------
("Shareholder") of Integrated Measurement Systems, Inc., a Oregon corporation
-------------
("Company").
---------

                                   RECITALS:

          WHEREAS, Parent has agreed to acquire the outstanding securities of Company pursuant to a statutory merger of Merger Sub with and into Company (the "Merger") effected in part through the conversion of each outstanding share of
 ------
capital stock of Company (the "Company Capital Stock"), into shares of common
                               ---------------------
stock of Parent (the "Parent Shares") at the rate set forth in the Agreement and
                      -------------
Plan of Merger and Reorganization dated as of May 16, 2001 by and among Parent, Merger Sub and Company (such agreement as it may be amended or restated is hereinafter referred to as the "Reorganization Agreement") (the "Transaction");
                                ------------------------         -----------

          WHEREAS, Shareholder is the registered and beneficial owner of such number of shares of the outstanding Company Capital Stock as is indicated on the signature page of this Agreement (the "Shares"); and
                                       ------

          WHEREAS, in order to induce Parent to enter into the Transaction, certain shareholders of Company have agreed not to transfer or otherwise dispose of any of the Shares, or any other shares of Company Capital Stock acquired by such shareholder hereafter and prior to the Expiration Date (as defined in Section 1.1 below), and have agreed to vote the Shares and any other such shares of Company Capital Stock so as to facilitate consummation of the Transaction.

          NOW, THEREFORE, in consideration of the promises and mutual agreements, provisions and covenants set forth in the Reorganization Agreement, the parties hereto agree as follows:

          1.   Share Ownership and Agreement to Retain Shares.
               ----------------------------------------------

               1.1  Transfer and Encumbrance.
                    ------------------------

                    (a) Shareholder represents, warrants and, in subclause (v) below, covenants to Parent that (i) Shareholder is the beneficial owner of that number of Shares of Company Capital Stock set forth on the signature page hereto; (ii) except as otherwise set forth on the signature page hereto, Shareholder has held such Company Capital Stock at all times since the date set forth on such signature page; (iii) the Shares constitute the Shareholder's entire equity interest in the outstanding Company Capital Stock; (iv) no other person or entity not a signatory to this Agreement has a beneficial interest in or a right to acquire the Shares or any portion of the Shares; and (v) the Shares are and will be at all times up until the Expiration Date free and clear of any liens, claims, rights of first refusal, options, charges or other encumbrances. For the avoidance of doubt, nothing in this Agreement shall deem shares of outstanding Company Capital Stock or options to acquire Company Capital Stock held by an officer, director or employee of Shareholder to be beneficially owned by Shareholder.

               (b) Shareholder agrees not to transfer (except as may be specifically required by court order or applicable law), sell, exchange, pledge or otherwise dispose of or encumber the Shares or any New Shares (as defined in
Section 1.2 below), or to make any offer or agreement relating thereto, at any time prior to the Expiration Date. As used herein, the term "Expiration Date"
                                                             ---------------
shall mean the earlier to occur of (A) the Effective Time (as defined in the Reorganization Agreement) of the Transaction, and (B) the termination of the Reorganization Agreement pursuant to its terms.

          1.2  New Shares.  Shareholder agrees that any shares of Company
               ----------
Capital Stock that Shareholder purchases or with respect to which Shareholder otherwise acquires beneficial ownership after the date of this Agreement and prior to the Expiration Date ("New Shares") shall be subject to the terms and
                               ----------
conditions of this Agreement to the same extent as if they constituted Shares.

     2.   Agreement to Vote Shares. Prior to the Expiration Date, at every
          ------------------------
meeting of the shareholders of Company called with respect to any of the following, and at every adjournment thereof, and on every action or approval by written resolution of the shareholders of Company with respect to any of the following, Shareholder shall vote the Shares and any New Shares in favor of approval of the Transaction and any matter or actions required to facilitate the Transaction.

     3.   Irrevocable Proxy. Shareholder is hereby delivering to Parent a duly
          -----------------
executed proxy in the form attached hereto as Exhibit A (the "Proxy") with
                                              ---------  ----------
respect to each meeting of shareholders of Company, such Proxy to cover the total number of Shares and New Shares in respect of which Shareholder is entitled to vote at any such meeting. Upon the execution of this Agreement by the Shareholder, the Shareholder hereby revokes any and all prior proxies given by the Shareholder with respect to the Shares and agrees not to grant any subsequent proxies with respect to the Shares or any New Shares until after the Expiration Date.

     4.   Representations, Warranties and Covenants of Shareholder. Shareholder
          --------------------------------------------------------
hereby represents, warrants and/or covenants to Parent as follows:

               (a) Until the Expiration Date, the Shareholder will not (and will use such Shareholder's commercially reasonable efforts to cause the Company, its affiliates, officers, directors and employees and any investment banker, attorney, accountant or other agent retained by such Shareholder, not
to): (i) initiate or solicit, directly or indirectly, any proposal, plan of offer to acquire all or any substantial part of the business or properties or Company Capital Stock, whether by merger, purchase of assets, tender offer or otherwise, or to liquidate Company or otherwise distribute to the Shareholders of Company all or any substantial part of the business, properties or Company Capital Stock (each, an "Acquisition Proposal"); (ii) initiate, directly or
                         --------------------
indirectly, any contact with any person in an effort to or with a view towards soliciting any Acquisition Proposal; (iii) furnish information concerning Company's business, properties or assets to any corporation, partnership, limited liability company, limited partnership, person or other entity or group (other than Parent or Merger Sub, or any associate, agent or representative of Parent or Merger Sub), under any circumstances that would reasonably be expected to relate to an actual or potential Acquisition Proposal; or (iv) negotiate or enter into discussions or an agreement, directly or indirectly, with any entity or group with respect of any potential Acquisition Proposal provided that, in the case of clauses (iii) and (iv), the foregoing shall not prevent Shareholder, in Shareholder's capacity as a director or officer (as the case may be) of Company, from taking any actions permitted under Section 4.3 of the Reorganization Agreement. In the event the Shareholder shall receive or become aware of any Acquisition Proposal subsequent to the date hereof, such Shareholder shall promptly inform Parent as to any such matter and the details thereof to the extent possible without breaching any other agreement to which such Shareholder is a party or violating its fiduciary duties.

               (b) Shareholder is competent to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Shareholder and, assuming the due authorization, execution and delivery by Parent and Merger Sub, constitutes a legal, valid and binding obligation of Shareholder, enforceable against Shareholder in accordance with its terms except that (i) the enforceability thereof may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereinafter in effect affecting creditors' rights generally and (ii) the availability of the remedy of specific performance or injunctive or other forms of equitable relief may be subject to equitable defenses and would be subject to the discretion of the court before which any proceeding therefor may be brought.

               (c) The execution and delivery of this Agreement by Shareholder does not, and the performance of this Agreement by Shareholder shall not, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance, on any of the Shares or New Shares pursuant to, any note, bond, mortgage, indenture, contract, agreement, commitment, lease, license, permit, franchise or other instrument or obligation to which Shareholder is a party or by which Shareholder or the Shares or New Shares are or will be bound or affected.

          5.   Additional Documents.  Shareholder hereby covenants and agrees to
               --------------------
execute and deliver any additional documents necessary, in the reasonable opinion of Parent, to carry out the purpose and intent of this Agreement.

          6.   [Reserved].
               ----------

          7.   Termination.  This Agreement and the Proxy delivered in
               -----------
connection herewith shall terminate and shall have no further force or effect as of the Expiration Date.

          8.   Confidentiality.  Shareholder agrees (i) to hold any information
               ---------------
regarding this Agreement and the Transaction in strict confidence, and (ii) not to divulge any such information to any third person not subject to confidentiality obligations, until such time as the Transaction has been publicly disclosed by Parent, except as may otherwise be required by law.

          9.   Miscellaneous.
               -------------

               9.1  Severability. If any term, provision, covenant or
                    ------------
restriction of this Agreement or the Proxy is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

               9.2  Binding Effect and Assignment. This Agreement and all of the
                    -----------------------------
provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties hereto without the prior written consent of the other. This Agreement is binding upon Shareholder in Shareholder's capacity as a shareholder of Company (and not in Shareholder's capacity as a director or officer, as the case may be, of Company) and only with respect to the specific matters set forth herein.

               9.3  Amendment and Modification. This Agreement may not be
                    --------------------------
modified, amended, altered or supplemented except by the execution and delivery of a written agreement executed by the parties hereto.

               9.4  Specific Performance; Injunctive Relief. The parties hereto
                    ---------------------------------------
acknowledge that Parent will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Shareholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Parent or Merger Sub upon any such violation, Parent and Merger Sub shall have the right to seek to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Parent or Merger Sub at law or in equity, in connection with such enforcement and waives any requirement for the security or posting of any bond in connection with such enforcement.

               9.5  Notices. All notices, requests, demands or other
                    -------
communications that are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed by registered or certified mail, postage prepaid, as follows:

                    (a) If to the Shareholder, at the address set forth below the Shareholder's signature at the end hereof.

                    (b)  if to Parent or Merger Sub, to:

                    Credence Systems Corporation
                    215 Fourier Avenue
                    Fremont, California 94539
                    Attention: General Counsel
                    Telephone: (510) 657-7400
                    Facsimile: (510) 623-2591
                    with a copy to:

                    Brobeck, Phleger & Harrison LLP
                    Two Embarcadero Place
                    2200 Geng Road
                    Palo Alto, California 94303
                    Attention: Warren T. Lazarow, Esq.
                    Facsimile No.: (650) 496-2885
                    Telephone No.: (650) 496-2887

                    (c) if to Shareholder, to its address set forth on the signature page with a copy to:


or to such other address as any party hereto may designate for itself by notice given as herein provided.

               9.6  Governing Law.  This Agreement shall be governed by,
                    -------------
construed and enforced in accordance with the laws of the State of Oregon without regard to any applicable conflicts of laws rules.

               9.7  Entire Agreement. This Agreement and the Proxy contain the
                    ----------------
entire understanding of the parties hereto in respect of the subject matter hereof, and supersede all prior negotiations and understandings among the parties hereto with respect to such subject matter.

               9.8  Counterpart. This Agreement may be executed in several
                    -----------
counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

               9.9  Effect of Headings. The section headings herein are for
                    ------------------
convenience only and shall not affect the construction or interpretation of this Agreement.

                           [Signature page follows.]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


CREDENCE SYSTEMS CORPORATION             CADENCE DESIGN SYSTEMS, INC.


By: /s/ John R. Detwiler                 By:  /s/ William Porter
    _____________________________             ____________________________

Name:   John R. Detwiler                 Name:    William Porter
        _________________________                 ________________________

Title:  SVP Finance & CFO                Title:   Sr. Vice President & CFO
        _________________________                 ________________________


                                         Address: 2655 Seely Avenue, Building 5
                                                  San Jose, CA 95134
                                                  Attention: General Counsel
                                                  Facsimile No.: (408) 944-6855
                                                  Telephone No.: (408) 944-7748



IGUANA ACQUISITION CORPORATION


By: /s/ John R. Detwiler
    ___________________________

Name:   John R. Detwiler
        _______________________

Title:  CFO
        _______________________



Total Number of Shares of Company Capital Stock owned on the date hereof:

Common Stock: 2,559,000





                   [SIGNATURE PAGE TO SHAREHOLDER AGREEMENT]

                                                                       Exhibit A
                                                                       ---------

                               IRREVOCABLE PROXY

                                TO VOTE STOCK OF

                      INTEGRATED MEASUREMENT SYSTEMS, INC.


          The undersigned shareholder of Integrated Measurement Systems, Inc., a Oregon corporation ("Company"), hereby irrevocably (to the full extent permitted
                     -------
by the Oregon Business Corporation Act) appoints the members of the Board of Directors of Credence Systems Corporation, a Delaware corporation ("Parent"),
                                                                    ------
and each of them, or any other designee of Parent, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of Company that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of Company issued or issuable in respect thereof on or after the date hereof (collectively, the "Shares") in accordance with the terms of this Irrevocable Proxy. The
     ------
Shares beneficially owned by the undersigned shareholder of Company as of the date of this Irrevocable Proxy are listed on the final page of this Irrevocable Proxy. Upon the undersigned's execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined below).

          This Irrevocable Proxy is irrevocable (to the extent provided in the Oregon Business Corporation Act), is coupled with an interest, including, but not limited to, that certain Shareholder Agreement dated as of even date herewith by and among Parent, Iguana Acquisition Corporation ("Merger Sub") and
                                                               ----------
the undersigned, and is granted in consideration of Parent's entering into that certain Agreement and Plan of Merger and Reorganization by and among Company, Parent and Merger Sub (the "Reorganization Agreement"), which agreement provides
                            ------------------------
for the merger of Merger Sub with and into Company (the "Merger").  As used
                                                         ------
herein, the term "Expiration Date" shall mean the earlier to occur of (i) such
                  ---------------
date and time as the Merger shall become effective in accordance with the terms and provisions of the Reorganization Agreement, and (ii) the date of termination of the Reorganization Agreement pursuant to its terms. This Irrevocable Proxy shall terminate on the Expiration Date.

          The attorneys and proxies named above, and each of them are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting and other rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents pursuant to the Oregon Business Corporation Act), at every annual, special or adjourned meeting of the shareholders of Company and in every written consent in lieu of such meeting as follows:

     [X] In favor of approval of the Merger and the Reorganization Agreement, in favor of any matter or actions required to facilitate the Merger and against any proposal for any recapitalization, merger, sale of assets or other business combination relating to the Company (other than the Merger).

     The attorneys and proxies named above may not exercise this Irrevocable Proxy on any other matter except as provided above. The undersigned shareholder may vote the Shares on all other matters.

     All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     This Irrevocable Proxy is coupled with an interest as aforesaid and is irrevocable.


Dated:  May 16, 2001                CADENCE DESIGN SYSTEMS, INC.


                                    By: /s/ William Porter
                                       ---------------------------
                                    Name: William Porter
                                    Title: Sr. Vice President & CFO

                                    Shares beneficially owned:
                                      2,559,000 shares of Company Common Stock